                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Bio-Imaging Technologies, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                        BIO-IMAGING TECHNOLOGIES, INC.
                             830 BEAR TAVERN ROAD
                        WEST TRENTON, NEW JERSEY 08628

To Our Stockholders:

  You are most cordially invited to attend the 1998 Annual Meeting of Stockholders of Bio-Imaging Technologies, Inc. at 9:00 A.M., local time, on Friday, February 27, 1998, at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania.

  The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

  It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

  Thank you for your continued support.

                                          Sincerely,

                                          Mark L. Weinstein
                                          Interim Chief Executive Officer

                        BIO-IMAGING TECHNOLOGIES, INC.
                             830 BEAR TAVERN ROAD
                        WEST TRENTON, NEW JERSEY 08628

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD FEBRUARY 27, 1998

  The Annual Meeting of Stockholders (the "Meeting") of BIO-IMAGING TECHNOLOGIES, INC., a Delaware corporation (the "Company"), will be held at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, on Friday, February 27, 1998, at 9:00 A.M., local time, for the following purposes:

    (1) To elect three directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

    (2) To ratify the appointment of Arthur Andersen LLP as independent auditors for the year ending September 30, 1998; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

  Holders of Common Stock and Series A Preferred Stock, $0.00025 par value, of record at the close of business on January 16, 1998 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 830 Bear Tavern Road, West Trenton, New Jersey 08628 and at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors

                                          Robert J. Phillips
                                          Assistant Secretary

West Trenton, New Jersey
January 30, 1998

       THE COMPANY'S 1997 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                        BIO-IMAGING TECHNOLOGIES, INC.
                             830 BEAR TAVERN ROAD
                            WEST TRENTON, NJ 08628

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-Imaging Technologies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Friday, February 27, 1998, (the "Meeting") at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $.00025 par value ("Common Stock"), and Series A Preferred Stock, $.00025 par value ("Series A Stock"), as of the close of business on January 16, 1998 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 7,773,878 shares of Common Stock issued and outstanding and entitled to vote and 416,667 shares of Series A Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. Each share of Series A Stock is entitled to one vote on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is 8,190,545. The holders of all classes of stock will vote as a single class.

  If proxies in the accompanying form are properly executed and returned, the shares of Common Stock and Series A Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock and Series A Stock represented by the proxies will be voted (i) FOR the election of the three nominees named below as Directors, (ii) FOR the ratification of the appointment of Arthur Andersen LLP, as independent auditors for the year ending September 30, 1998, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

  The presence, in person or by proxy, of holders of shares of Common Stock and Series A Stock, in the aggregate, having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock and Series A Stock, in the aggregate, represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of directors may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

  Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

  This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about January 30, 1998. The Annual Report to Stockholders of the Company for the fiscal year ended September 30, 1997 ("Fiscal 1997"), including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of January 16, 1998. In addition, the

Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of January 16, 1998.

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

  It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

  The current Board of Directors and nominees for election to the Board are as follows:

                                                                   SERVED AS A
   NAME                                                       AGE DIRECTOR SINCE
   ----                                                       --- --------------
   Jeffrey H. Berg, Ph.D. ...................................  54      1994
   Jeffrey S. Hurwitz, Esq. .................................  37      1994
   James A. Taylor, Ph.D.....................................  58      1994

  The principal occupations and business experience, for at least the past five years, of each director and nominee is as follows:

  Dr. Berg has been a Director of the Company since January 1994, has been a senior research analyst for MH Meyerson, a brokerage firm, since September 1994 and has been President of Health Care Insights, a healthcare research and consulting firm, since March 1991. While President of Health Care Insights, from January 1994 to June 1995, Dr. Berg also served as a financial analyst for GKN Securities Corp. ("GKN"), an investment banking firm which served as the underwriter in the Company's June 1992 public offering, and was a financial analyst from March 1992 until December 1992 for Chicago Corporation, a brokerage firm. Prior to that, Dr. Berg was a financial analyst for William
K. Woodruff & Co., an investment bank, from February 1990. Dr. Berg served as Vice President, Research for J.C. Bradford & Co., an investment bank, from June 1987 to January 1990. From 1981 to June 1987, Dr. Berg was Vice President, Health Care Division of PA Consulting Services, Inc., a high technology consulting firm. Prior to that, Dr. Berg was employed in various capacities with Johnson & Johnson and Ortho Pharmaceutical Corporation. Dr. Berg also is a member of the Board of Directors of Allou Health and Beauty Care, Life Quest Medical, IMX Corporation and Biologix International and is a member of the Compensation Committees of Life Quest Medical and Allou Health and Beauty Care.

  Mr. Hurwitz has been a Director of the Company since November 1994 and currently serves as Corporate Senior Vice President, General Counsel and Secretary of Covance Inc. ("Covance"), formerly Corning Pharmaceutical Services Inc., where he has served in similar roles since October 1993. From August 1991 to October 1993, Mr. Hurwitz was Assistant Counsel of Corning Life Sciences Inc. From August 1991 to May 1992, Mr. Hurwitz also was an Assistant Counsel of Corning Inc. From September 1985 to 1991, he was an associate attorney at the law firm of Shearman & Sterling.

  Dr. Taylor has been a Director of the Company since October 1994, has been a partner at Merchant-Taylor International, a bio-pharmaceutical consulting firm, since May 1995 and has been President of Taylor Associates, a regulatory and product development consulting firm since late 1992. From 1987 to 1992, Dr. Taylor was Vice President and Chief Regulatory Officer of ImmunoGen Inc., a pharmaceutical company. From 1983 to 1987, he was Vice President, Regulatory Affairs of Carter-Wallace, Inc. Prior to that, Dr. Taylor was employed in various capacities by ICI Pharmaceuticals for four years and Pfizer Central Research for 12 years.

  None of the Company's Directors are related to any other Director or to any executive officer of the Company. The Company has agreed to take all actions necessary to nominate and cause the election to the Board of Directors of three designees of Covance, a substantial stockholder of the Company. Such obligation terminates at such time as Covance owns less than 200,000 shares of Common Stock. Covance has waived its rights with respect to the Meeting, only, and limited the Company's obligation to one designee. Covance's designee to the Board of Directors is Jeffrey S. Hurwitz, Esq. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

  The Board of Directors has a Compensation/ISO Committee which makes recommendations concerning salaries and incentive compensation for management and employees of the Company and which administers the Plan. The Compensation/ISO Committee currently consists of Drs. Berg and Taylor. The Compensation/ISO Committee was established in January 1993 and held one meeting in Fiscal 1997. There were 6 meetings of the Board of Directors during Fiscal 1997. During Fiscal 1997, each incumbent Director attended all meetings of the Board of Directors and all meetings of the committee on which he or she served. On January 9, 1998, the Board of Directors established an Audit Committee, comprised of Drs. Berg and Taylor, which will review the results and scope of the audit and other services provided by the Company's independent auditors.

COMPENSATION OF DIRECTORS

  Non-employee members of the Board of Directors, other than the Covance designee, and members of the Compensation/ISO Committee and Audit Committee receive cash compensation of $1,500 per day and $1,000 per day, respectively, for each Board meeting and each Compensation/ISO Committee and Audit Committee meeting attended. The Company has granted, pursuant to the Company's 1991 Stock Option Plan, as amended (the "Plan") and subject to certain conditions (including, without limitation, conditions relating to vesting and retention), to each of Drs. Berg and Taylor options to purchase 5,000 shares (at an exercise price of $1.25 and $1.125, respectively, per share) for their participation on the Board. All of the Directors are reimbursed for their expenses for each Board meeting and each Compensation/ISO Committee and Audit Committee meeting attended.

                              EXECUTIVE OFFICERS

  The following table identifies the current executive officers of the
Company:

                                          CAPACITIES IN             IN CURRENT
NAME                         AGE           WHICH SERVED           POSITION SINCE
----                         --- -------------------------------- --------------
Mark L. Weinstein(1)........ 45  Interim Chief Executive Officer  December 1997
Robert J. Phillips(2)....... 35  Vice President and               March 1995
                                 Chief Financial Officer
Andrew Reiter(3)............ 43  Vice President and               April 1997
                                 Managing Director of Bio-Imaging
                                 Technologies B.V.

--------
(1) Mr. Weinstein joined the Company in June 1997 as Senior Vice President, Sales and Marketing and was appointed Interim Chief Executive Officer in December 1997. Prior to joining the Company, from September 1996 to May 1997, he was the Chief Operating Officer of Internet Tradeline, Inc., an internet-based electronic solutions provider. From July 1991 to August 1996, Mr. Weinstein worked for Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation. He held several senior management positions at Medical Economics Company with his last position being President and Chief Operating Officer of the International Group.
(2) Mr. Phillips, a certified public accountant, joined the Company in July 1992 and served as Senior Accountant until May 1993 when he was appointed Controller. In March 1995, he was elected to his current position. Prior to joining the Company, he was a Senior Accountant with BDO Seidman, an international accounting firm.
(3) Mr. Reiter joined the Company in July 1992 as Director of Clinical Applications Development responsible for the Company's software and systems development and was appointed Vice President and Managing Director of Bio-Imaging Technologies, B.V., the Company's European facility in April 1997. Prior to joining the Company he spent 18 years with various pharmaceutical and bio-technology companies in the clinical research and information systems development areas.

  None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                            EXECUTIVE COMPENSATION

 Summary of Compensation in Fiscal 1997

  The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during Fiscal 1997 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the three years ended September 30, 1997. The table does not include compensation information with respect to the Company's Interim Chief Executive Officer, Mark L. Weinstein, who was appointed by the Board of Directors to such position on December 19, 1997. Mr. Weinstein's current annual salary is $175,000.

                          SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                          ANNUAL    COMPENSATION
                                                       COMPENSATION    AWARDS
                                                       ------------ ------------
                                                                     SECURITIES
                                                                     UNDERLYING
                                                          SALARY      OPTIONS
NAME AND PRINCIPAL POSITION                       YEAR     ($)          (#)
            (A)                                   (B)      (C)          (G)
---------------------------                       ---- ------------ ------------
    Donald W. Lohin.............................. 1997   175,000       30,000
     Chairman of the Board, President and         1996   117,115      250,000
     Chief Executive Officer(1)                   1995       --           --
    James J. Conklin, M.D. ...................... 1997   180,577       20,000
     Chairman Emeritus and Chief                  1996   150,000       20,000
     Scientific Officer(2)                        1995   200,000      206,000(3)
    Robert J. Phillips........................... 1997   109,769       15,000
     Vice President and Chief                     1996   104,539       10,000
     Financial Officer                            1995    93,077       20,000
    Anthony P. Nowicki........................... 1997   128,769      100,000
     Senior Vice President and General            1996       --           --
     Manager of the Marketing Information         1995       --           --
     Services Division(4)
    Andrew Reiter................................ 1997   103,942       10,000
     Vice President and Managing                  1996    93,322       10,000
     Director of Bio-Imaging Technologies B.V.    1995    90,702       10,000

--------
(1) Mr. Lohin resigned as an officer and Director of the Company on December 19, 1997.
(2) Dr. Conklin resigned as an officer and Director of the Company on December 19, 1997.
(3) Includes 136,000 stock options granted prior to fiscal 1995 which were subject to repricing by the Board of Directors during fiscal 1995.
(4) Mr. Nowicki's employment was terminated by the Company on December 19, 1997 in connection with the termination of the Marketing Information Services Division.

 Option Grants in Fiscal 1997

  The following table sets forth information concerning individual grants of stock options made pursuant to the Plan during Fiscal 1997 to each of the Named Executives and its Interim Chief Executive Officer. The Company has never granted any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                                -----------------------------------------------
                                NUMBER OF
                                  SHARES    PERCENT OF
                                UNDERLYING TOTAL OPTIONS
                                 OPTIONS    GRANTED TO   EXERCISE OR
                                 GRANTED   EMPLOYEES IN  BASE PRICE  EXPIRATION
NAME                              (#)(1)    FISCAL YEAR    ($/SH)       DATE
  (A)                              (B)          (C)          (D)        (E)
-----                           ---------- ------------- ----------- ----------
Donald W. Lohin(2).............   30,000        5.8%        $1.31     10/15/06
James J. Conklin, M.D.(2)......   20,000        3.9          1.31     10/15/06
Robert J. Phillips.............   15,000        2.9          1.31     10/15/06
Anthony P. Nowicki(2)..........  100,000       19.3          1.31     10/15/06
Andrew Reiter..................   10,000        1.9          1.31     10/15/06
Mark L. Weinstein..............  100,000       19.3          1.25       6/9/07

--------
(1) The options were granted as incentive stock options and became exercisable to the extent of one-sixtieth (1/60) of the options on each one month anniversary following the date of grant. The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.
(2) SEE "--Summary Compensation Table" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for information relating to certain employment matters and exercisability of options.

 Aggregated Option Exercises in Fiscal 1997 and Fiscal Year-End Option Values

  The following table sets forth information concerning each exercise of options during Fiscal 1997 by each of the Named Executives and its Interim Chief Executive Officer and the fiscal year-end value of unexercised in-the-money options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF         VALUE
                                               SHARES UNDERLYING  UNEXERCISED
                                                  UNEXERCISED     IN-THE-MONEY
                                                  OPTIONS AT       OPTIONS AT
                                                    FISCAL           FISCAL
                            SHARES                 YEAR-END         YEAR-END
                          ACQUIRED ON  VALUE          (#)            ($)(1)
                           EXERCISE   REALIZED   EXERCISABLE/     EXERCISABLE/
NAME                          (#)       ($)      UNEXERCISABLE   UNEXERCISABLE
  (A)                         (B)       (C)           (D)             (E)
-----                     ----------- -------- ----------------- --------------
Donald W. Lohin..........     --        --      95,500/184,500   92,210/168,640
James J. Conklin, M.D....     --        --      279,667/16,333    161,353/5,227
Robert J. Phillips.......     --        --       57,333/13,167     34,472/4,268
Anthony P. Nowicki.......     --        --       18,333/81,667     5,867/26,133
Andrew Reiter............     --        --        45,333/8,167     24,577/2,613
Mark L. Weinstein........     --        --        5,000/95,000     1,900/36,100

--------
(1)Based on a fiscal year end fair market value of the underlying securities equal to $1.63.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL ARRANGEMENTS

  As of January 30, 1998, the Company is not party to any employment contracts, or other agreements providing for termination of employment or change-in-control arrangements. The Company is currently negotiating a severance arrangement with Dr. Conklin, although no assurance can be given that an agreement can be reached that is satisfactory to the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

  Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

  Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, Donald W. Lohin, a former executive officer and director of the Company, failed to give written representations to the Company that no Form 5 was required to be filed for the fiscal year ended September 30, 1997. Further, the Company believes that Mr. Lohin failed to report a purchase of 10,000 shares of Common Stock in January 1997 and a purchase of 5,000 shares and sale of 15,000 shares in December 1997, subsequent to fiscal year-end.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

  There are, as of January 16, 1998 approximately 105 holders of record of the Company's Common Stock. The following table sets forth certain information, as of January 16, 1998 with respect to holdings of the Company's Common Stock by
(i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date,
(ii) each of the Company's Directors (which includes all nominees), Named Executives and Interim Chief Executive Officer, and (iii) all Directors and executive officers as a group.

                                          AMOUNT AND NATURE OF                PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)  BENEFICIAL OWNERSHIP(1)            OF CLASS(2)
---------------------------------------  -----------------------            -----------
(i)Certain Beneficial
 Owners:
Covance Inc. .............                      2,926,428(3)                   35.1
 (formerly Corning
 Pharmaceutical Services
 Inc.)
 210 Carnegie Center
 Princeton, New Jersey
 08540
Investment Partners of                            528,778(4)                    6.4
 America, L.P. ...........
 732 West Eighth Street
 Plainfield, New Jersey
 07060
(ii) Directors (which
     includes all
     nominees), Named
     Executives and
     Interim Chief
     Executive Officer:
  Donald W. Lohin.........                         97,000(5)                    1.2
  James J. Conklin, M.D...                        615,663(6)                    7.6
  Robert J. Phillips......                         59,333(7)                      *
  Anthony P. Nowicki......                         28,333(8)                      *
  Andrew Reiter...........                         48,333(9)                      *
  Mark L. Weinstein.......                         25,000(10)                     *
  Jeffrey H. Berg,
   Ph.D. .................                          3,917(11)                     *
  Jeffrey S. Hurwitz,
   Esq. ..................                            --                        --
  James A. Taylor,
   Ph.D. .................                          5,000(12)                     *
(iii)All Directors and
 executive officers as a
 group (6 persons)........                        141,583(7)(9)(10)(11)(12)    11.8%

--------
*    Less than 1%
(1) Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.
(2) Applicable percentage of ownership is based on 7,773,878 shares of Common Stock outstanding, plus any Common Stock equivalents and options or warrants held by such holder which are presently or will become exercisable within 60 days after January 16, 1998.
(3) Includes 571,428 shares issuable upon exercise of warrants to purchase Common Stock of the Company.
(4) Includes (i) 416,667 shares issuable upon conversion of the Series A Stock, (ii) an aggregate of 66,667 shares issuable upon the exercise of outstanding Class C warrants and (iii) 36,112 shares held by affiliates of IPA known to the Company. SEE "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS--Transactions with IPA."
(5) Represents 97,000 shares issuable pursuant to presently exercisable stock options and stock options which will become exercisable within 60 days after January 16, 1998. Such options lapse on March 19, 1998.

(6) Includes (i) 280,667 shares issuable pursuant to presently exercisable stock options and stock options which will become exercisable within 60 days after January 16, 1998 and (ii) 33,200 shares held by or on behalf of relatives as to which Dr. Conklin has voting power.
(7) Represents 59,333 shares issuable pursuant to presently exercisable stock options and stock options which will become exercisable within 60 days after January 16, 1998.
(8) Represents 28,333 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 16, 1998. Such options lapse on March 19, 1998.
(9) Includes 46,333 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 16, 1998.
(10) Includes 15,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 16, 1998.
(11) Represents 3,917 shares issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after January 16, 1998.
(12) Represents 5,000 shares issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after January 16, 1998.

SERIES A STOCK

  There is, as of January 16, 1998, one holder of record of the Company's Series A Stock. The following table sets forth certain information, as of January 16, 1998, with respect to holdings of the Company's Series A Stock by
(i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series A Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees), Named Executives and Interim Chief Executive Officer, and (iii) all Directors and executive officers as a group.

                                                  AMOUNT AND NATURE OF   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)          BENEFICIAL OWNERSHIP(1) OF CLASS
---------------------------------------          ----------------------- --------
(i)Certain Beneficial Owners:
  Investment Partners of America, L.P. .........         416,667           100
   732 West Eighth Street
   Plainfield, New Jersey 07060
(ii)Directors (which includes all nominees),
 Named Executives
 and Interim Chief Executive Officer:
  Donald W. Lohin...............................             --            --
  James J. Conklin, M.D.........................             --            --
  Robert J. Phillips............................             --            --
  Anthony P. Nowicki............................             --            --
  Andrew Reiter.................................             --            --
  Mark L. Weinstein.............................             --            --
  Jeffrey H. Berg, Ph.D. .......................             --            --
  Jeffrey S. Hurwitz, Esq.......................             --            --
  James A. Taylor, Ph.D.........................             --            --
(iii) All Directors and executive officers as a
 group (6 persons)..............................             --            --

--------
(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH IPA

  On December 8, 1995, the Company executed a purchase agreement (the "Purchase Agreement") pursuant to which IPA agreed to purchase and the Company agreed to issue and sell a minimum of 625,000 and a maximum of 1,250,000 units (each, a "Unit") at a purchase price of $1.20 per Unit, each Unit consisting of (i) one share of Series A Stock, convertible into Common Stock of the Company on a one share for one share basis; (ii) one five-year Class A Warrant (the "Class A Warrants") to purchase one share of the Company's Common Stock at an initial exercise price of $1.50 per share; and (iii) one five-year Class B Warrant (the "Class B Warrants") to purchase one share of the Company's Common Stock at an initial exercise price of $2.50 per share. Each of the Class A Warrants and Class B Warrants underlying the Units is exercisable for a period of five years from the issuance date. An initial closing was held with IPA on December 21, 1995, at which time 416,667 Units were sold, resulting in net proceeds to the Company of $433,333, after aggregate closing costs of approximately $66,667. The Company subsequently determined on June 26, 1996 that there would be no further issuances of Units under the Purchase Agreement and terminated such Purchase Agreement. In connection therewith, the Company issued to IPI Class C Warrants to purchase 66,667 shares of the Company's Common Stock at an exercise price of $1.05 per share and entered into a two-year consulting agreement (the "Consulting Agreement") with IPCM pursuant to which IPCM agreed to render to the Company product/market development and financial consulting services. Upon execution of the Consulting Agreement, the Company was required to pay IPCM a non-refundable amount of $30,000 and IPCM's legal fees of $8,333. Such Consulting Agreement is terminable at any time upon notice by the Company.

  Each of the Class A Warrants, Class B Warrants and Class C Warrants contain certain maintenance rights pursuant to which, subject to certain conditions, whenever the Company proposes to issue new securities, it must first offer to IPA the right to purchase, on the same terms as are offered to the other purchasers of the new securities, such number of new securities as are required to ensure that IPA's percentage ownership of the Company shall be the same after the proposed sale as it was prior to such sale. In addition, the Company granted registration rights, subject to certain conditions, with respect to each of the Class A Warrants, Class B Warrants and Class C Warrants, and the shares of Common Stock underlying such securities.

  On September 22, 1997, IPA exercised its Class A Warrants and Class B Warrants (collectively, the "Warrants") to purchase 833,334 shares of Common Stock of the Company. IPA exercised all of the Warrants held of record by IPA on behalf of itself and certain of its designees. IPA did not exercise the Class C Warrants held of record by IPA to purchase 66,667 shares of the Company's Common Stock. The Warrants were exercised at an exercise price of $0.63 per share. The Company received approximately $525,000 in net proceeds from the exercise of the Warrants by IPA. The Company has not and will not receive any of the proceeds from any sales of such shares of Common Stock by IPA or its designees.

TRANSACTIONS WITH COVANCE

  On October 13, 1994, the Company and Covance entered into a Registration Agreement in which the Company is obligated to use its best efforts to effect the registration under the Securities Act of 1933, as amended, of the shares of Common Stock purchased by Covance and the shares of Common Stock underlying the Warrants held by Covance upon the receipt of notice from Covance that it has exercised certain demand or piggy-back registration rights.

TRANSACTIONS WITH GKN SECURITIES CORP.

  On June 18, 1997, GKN Securities Corp. exercised underwriter's purchase options ("UPO's") to purchase 630,000 shares of Common Stock at an exercise price of $1.00 per share, after giving effect to certain anti-dilution provisions of the UPOs. The Company received aggregate gross proceeds of $630,000 as a result of such exercise of the UPOs.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors of the Company has, subject to stockholder approval, retained Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending September 30, 1998. Goldstein, Golub, Kessler & Company, P.C. served as independent auditors of the Company for Fiscal 1997. Neither of the firms nor any of their members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

  The Board of Directors recommends a vote FOR the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 1998.

  One or more representatives of Arthur Andersen LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

  On January 12, 1998, the Company selected Arthur Andersen LLP to act as independent accountants for the Company and informed the prior auditors, Goldstein, Golub, Kessler & Company, P.C., of its decision. In connection with its audits for each of the two years in the period ended September 30, 1997 and thereafter, there were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the Company's financial statements for each of the two years in the period ended September 30, 1997 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company. The prior auditors have furnished the Company with a letter addressed to the SEC stating their agreement with the above statements. Such letter appeared as Exhibit 16 to the Company's Current Report on Form 8-K filed with the SEC on January 15, 1998. Prior to retaining Arthur Andersen LLP, the Company had not consulted with Arthur Andersen LLP regarding accounting principles or the type of opinion that would be rendered on the Company's financial statements.

                            STOCKHOLDERS' PROPOSALS

  Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by October 3, 1998.

                                 OTHER MATTERS

  The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                    GENERAL

  The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

  In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

  Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

  BIO-IMAGING TECHNOLOGIES, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON JANUARY 16, 1998 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

  PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          Robert J. Phillips,
                                          Assistant Secretary

West Trenton, New Jersey
January 30, 1998

--------------------------------------------------------------------------------
                         BIO-IMAGING TECHNOLOGIES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

  The undersigned hereby constitutes and appoints Mark L. Weinstein and Robert
J. Phillips, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Bio-Imaging Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania at 9:00 A.M., local time, on Friday, February 27, 1998, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.
  (Mark one only)

1. ELECTION OF DIRECTORS    [_] VOTE FOR all the     [_] VOTE WITHHELD from all
                            nominees; except         nominees.
                            vote withheld from the
                            following nominees
                            (if any).

Nominees: Jeffrey H. Berg, Ph.D., Jeffrey S. Hurwitz, Esq. and James A. Taylor,
                                     Ph.D.

2. Approval of Proposal to Ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending September 30, 1998.
                    [_] FOR     [_] AGAINST     [_] ABSTAIN
3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

                    [_] FOR     [_] AGAINST     [_] ABSTAIN

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (CONTINUED FROM OTHER SIDE)

  I WILL [_]  WILL NOT [_] ATTEND THE MEETING.

                                             Dated: ___________________________

                                             __________________________________
                                             Signature of Stockholder

                                             __________________________________
                                             Signature of Stockholder if held
                                             Jointly

                                             This proxy must be signed exactly
                                             as the name appears hereon. When
                                             shares are held by joint tenants,
                                             both should sign. If the signer
                                             is a corporation, please sign
                                             full corporate name by duly
                                             authorized officer, giving full
                                             title as such. If a partnership,
                                             please sign in partnership name
                                             by authorized person.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.